Exhibit 10.22

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 12, 2024 (the “Amendment Effective Date”), is entered into by and among ALECTOR, INC., a Delaware corporation (“Company”), its Subsidiary ALECTOR LLC, a Delaware limited liability company (“Alector Sub”, together with the Company and any Subsidiary that joins the Loan and Security Agreement from time to time collectively referred to as the “Borrower”), the several banks and other financial institutions or entities party hereto (collectively referred to as the “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

The Borrower, the Lenders and Agent are parties to a Loan and Security Agreement dated as of November 14, 2024 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that Agent and Lenders agree to certain amendments to the Loan and Security Agreement. Agent and Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)
Interpretation. The rules of interpretation set forth in Section 1.3 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan and Security Agreement.
(a)
The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)
The defined term “Excluded Account” in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

““Excluded Accounts” means any of the following Deposit Accounts which are designated as such in writing to Agent as of the Closing Date or, with respect to any Deposit Account opened after the Closing Date, in the next Compliance Certificate delivered after such Deposit Account is opened: (a) Deposit Accounts exclusively used for payroll, payroll taxes, annual bonuses, and other employee wage and benefit payments to or for the benefit of Borrower’s employees holding an aggregate amount across all such accounts of not more than amounts needed for the then-next two (2) payroll cycles (inclusive of any amounts needed for annual bonus payments to be paid within the time frame of the then-next two (2) payroll cycles), (b) any Deposit Account which is a zero-balance disbursement account, (c) any Deposit Account which is solely used for disbursements and payments of withheld income taxes, payroll taxes and/or federal, state or local employee taxes, (d) any Deposit Account which is solely used as a trust account, escrow account, or other fiduciary account, (e) any Deposit Account used exclusively to maintain cash collateral in an amount that is necessary to secure any letter of credit obligations in connection with clause (vii) of the defined term Permitted Indebtedness, (f) any Deposit Account used exclusively to maintain cash collateral in an aggregate amount not to exceed Three Hundred Thousand Dollars ($300,000) to secure any corporate credit card obligations incurred in connection with clause (iv) of the defined term Permitted Indebtedness, and (g) any Deposit Accounts maintained with depository institutions outside the United States having an aggregate balance at any time not to exceed Five Hundred Thousand Dollars ($500,000).

(ii)
Clause (xiv) of the definition of “Permitted Liens” in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“(xiv) (a) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness, (b) security deposits in connection with real property leases, the combination of (a) and (b) in an aggregate amount not to exceed Two Million Dollars ($2,000,000) at any time, and (c) Liens on Cash in an aggregate amount not to exceed Three Hundred Thousand Dollars ($300,000) at any time securing corporate credit cards permitted under clause (iv) of the definition of Permitted Indebtedness;”

(b)
References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3
Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)
Amendment Documents. Agent shall have received each of the following in form and substance reasonably satisfactory to Agent:
(i)
this Amendment, executed by Agent, the Lenders and Borrower; and
(ii)
such other documents as Agent may reasonably request
(b)
Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)
The representations and warranties contained in Section 5 of the Loan and Security Agreement shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Agreement as to such representations and warranties; and
(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4
Representations and Warranties. To induce Agent and Lender to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and (b) that there has not been and there does not exist a Material Adverse Effect. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct, and complete in all material respects as of such earlier date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).
SECTION 5
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in

[First Amendment to Loan and Security Agreement]

the future. Borrower hereby reaffirms the grant of security interest under Section 3.1 of the Loan and Security Agreement, subject to the provisions set forth in Section 3.2 of the Loan and Security Agreement, and hereby reaffirms that such grant of security interest in the Collateral secures all Secured Obligations under the Loan and Security Agreement and the other Loan Documents.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.
(c)
No Reliance. Each Borrower hereby acknowledges and confirms to Agent and the Lender that such Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Each Borrower agrees to pay to Agent the reasonable and documented out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the fees and disbursements of counsel to Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.
(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)
Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

[First Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

ALECTOR, INC.

Signature: /s/ Marc Grasso

Print Name: Marc Grasso, M.D.

Title: Chief Financial Officer

ALECTOR LLC

Signature: /s/ Marc Grasso

Print Name: Marc Grasso, M.D.

Title: Chief Financial Officer

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Zhuo Huang

Print Name: Zhuo Huang

Title: Associate General Counsel

LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Zhuo Huang

Print Name: Zhuo Huang

Title: Associate General Counsel

[First Amendment to Loan and Security Agreement]

HERCULES CAPITAL IV, L.P., a Delaware limited partnership

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Technology SBIC Management,

LLC, its General Partner

By: Hercules Adviser LLC, its Investment Manager

Signature: /s/ Seth Meyer

Print Name: Seth Meyer

Title: Authorized Signatory

[First Amendment to Loan and Security Agreement]